Exhibit 10.9

COVERSHEET Please keep this cover sheet with the document through all distribution and communication. DO NOT DISCARD! 1002831641 Borrower Name: BurgerFi International, LLC Document: Standard Credit Agreement GFS Package: 3090161 GUS Deal ID: 1531037 GUS Facility ID: 3061124 Guarantor Name: Document Type: Credit/Loan Agmts Line of Business: PrivateBank System of Record: AFS EAST DATA Bank Number 18 Obligor Number: 0000420976 PLEASE RETURN THIS DOCUMENT TO BANK OF AMERICA

LOAN AGREEMENT This Agreement dated as of July 13, 2018, is between Bank of America, N.A. (the "Bank") and BurgerFi International, LLC (the "Borrower"). The Borrower’s obligation to repay any line of credit, loan and/or credit facility described in this Agreement is contained in that/those certain Promissory Note(s) in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00) dated July 13, 2018 and any additional promissory notes now or hereafter executed and delivered by the Borrower to the Bank and any renewals, modifications, amendments and extensions thereof (collectively the “Note”), which is/are expressly NOT incorporated herein pursuant to Section 201.08(6), Florida Statues and Rules 12B - 4.052(6)(b) and (12)(g), Florida Administrative Code. 1. DEFINITIONS In addition to the terms which are defined elsewhere in this Agreement, the following terms have the meanings indicated for the purposes of this Agreement: 1. “ Guarantor ” means any person, if any, providing a guaranty with respect to the obligations hereunder. 2. “ Obligor ” means any Borrower, Guarantor and/or Pledgor, or if the Borrower is comprised of the trustees of a trust, any trustor. 3. “ Pledgor ” means any person, if any, providing a pledge of collateral with respect to the obligations hereunder. 2. FACILITY NO. 1: LINE OF CREDIT AMOUNT AND TERMS 1. Line of Credit Amount. Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 1 (a) During the availability period described below, the Bank will provide a line of credit to the Borrower (the “Line of Credit”). The amount of the Line of Credit (the "Facility No. 1 Commitment") is Two Million and 00/100 Dollars ($2,000,000.00). (b) This is a revolving line of credit. During the availability period, the Borrower may repay principal amounts and reborrow them. (c) The Borrower agrees not to permit the principal balance outstanding to exceed the Facility No. 1 Commitment. If the Borrower exceeds this limit, the Borrower will immediately pay the excess to the Bank upon the Bank's demand. 2.2 Availability Period. The Line of Credit is available between the date of this Agreement and July 13, 2020, or such earlier date as the availability may terminate as provided in this Agreement (the "Facility No. 1 Expiration Date"). The availability period for this Line of Credit will be considered renewed if and only if the Bank has sent to the Borrower a written notice of renewal for the Line of Credit (the “Renewal Notice”). If this Line of Credit is renewed, it will continue to be subject to all the terms and conditions set forth in this Agreement except as modified by the Renewal Notice. If this Line of Credit is renewed, the term “Expiration Date” shall mean the date set forth in the Renewal Notice as the Expiration Date and all outstanding principal plus all accrued interest shall be paid on the Expiration Date. The same process for

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 2 renewal will apply to any subsequent renewal of this Line of Credit. A renewal fee may be charged at the Bank’s option. The amount of the renewal fee will be specified in the Renewal Notice. 3. Borrowing Base. The Borrower acknowledges and agrees that this Facility No. 1 is subject to a borrowing base in accordance with the terms and conditions of a Pledge Agreement in favor of the Bank as required under this Agreement. The Borrower has been informed of the terms of such borrowing base, which include requirements to maintain collateral with an adequate loan value and grant to the Bank the right to issue a margin call in the event such requirements are not met. The collateral may also secure other indebtedness or obligations, now existing or hereafter arising, of the Borrower and/or any other third party to the Bank (collectively, the "Other Indebtedness"). The Other Indebtedness will be aggregated with this Facility for the purposes of any calculations made, from time to time, under the terms of the borrowing base agreement. The Borrower hereby waives notice of the incurrence of any such Other Indebtedness and notice of any additional lien or security interest in the collateral granted to the Bank by the owner thereof and notice of any change in the terms of the borrowing base. The Borrower further acknowledges that any failure to meet the requirements of any provisions of such borrowing base agreement shall permit the Bank to refuse to make advances or other financial accommodations and constitutes an event of default under this Agreement. Any proceeds of any sale of the collateral may be applied to this Facility or such Other Indebtedness as the Bank may determine in its sole discretion. The Borrower agrees that the Bank shall have no liability to the Borrower, and holds the Bank harmless, for any losses, damages, costs or claims that the Borrower may suffer as a result thereof. 4. Repayment Terms. The Borrower will pay interest and principal on this facility in accordance with the terms of the debt instrument evidencing this facility. 5. Interest Rate. (a) The interest rate is a rate per year equal to the LIBOR Daily Floating Rate plus 0.75 percentage point(s). (b) The LIBOR Daily Floating Rate is a fluctuating rate of interest which can change on each banking day. The rate will be adjusted on each banking day to equal the London Interbank Offered Rate (or a comparable or successor rate which is approved by the Bank) for U.S. Dollar deposits for delivery on the date in question for a one month term beginning on that date. The Bank will use the London Interbank Offered Rate as published by Bloomberg (or other commercially available source providing quotations of such rate as selected by the Bank from time to time) as determined at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, as adjusted from time to time in the Bank’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate is not available at such time for any reason, then the rate will be determined by such alternate method as reasonably selected by the Bank. A "London Banking Day" is a day on which banks in London are open for business and dealing in offshore dollars. If at any time the LIBOR Daily Floating Rate is less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. 3. COLLATERAL 3.1 Personal Property. The personal property listed below now owned or owned in the future by the parties listed below will secure one or more of the facilities under this Agreement. The collateral is further defined in security agreement(s) executed by the owners of the collateral. (a) Securities or other investment property owned by John A. Rosatti, Trustee of the Rosatti Family Trust dated August 27, 2001, as amended as described in the Pledge Agreement required by the Bank. Regulation U of the Board of Governors of the Federal Reserve System places certain restrictions on loans secured by margin stock (as defined in the Regulation). The Bank and the Borrower shall comply with Regulation U. If any of the collateral is margin stock, the Borrower shall provide to the Bank a Form U - 1 Purpose Statement. 4. LOAN ADMINISTRATION AND FEES 4.1 Fees. (a) The Borrower will pay to the Bank the fees set forth on Schedule A.

4.2 Collection of Payments; Payments Generally . (a) Payments will be made by debit to a deposit account, if direct debit is provided for in this Agreement or is otherwise authorized by the Borrower. For payments not made by direct debit, payments will be made by mail to the address shown on the Borrower’s statement, or by such other method as may be permitted by the Bank. (b) Each disbursement by the Bank and each payment by the Borrower will be evidenced by records kept by the Bank which will, absent manifest error, be conclusively presumed to be correct and accurate and constitute an account stated between the Borrower and the Bank. (c) All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. 3. Borrower’s Instructions. Subject to the terms, conditions and procedures stated elsewhere in this Agreement, the Bank may honor instructions for advances or repayments and any other instructions under this Agreement given by the Borrower (if an individual), or by any one of the individuals the Bank reasonably believes is authorized to sign loan agreements on behalf of the Borrower, or any other individual(s) designated by any one of such authorized signers (each an “Authorized Individual”). The Bank may honor any such instructions made by any one of the Authorized Individuals, whether such instructions are given in writing or by telephone, telefax or Internet and intranet websites designated by the Bank with respect to separate products or services offered by the Bank. 4. Direct Debit with ACH Debit. (a) The Borrower agrees that on the due date of any amount due under this Agreement, the Bank will debit the amount due from the deposit account with the Depository listed below (the "Designated Account") owned by the Borrower. Should there be insufficient funds in the Designated Account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by the Borrower. A voided copy of a check on the Designated Account has been, or will be, provided to the Bank. DEPOSITORY NAME: Address: Routing Number: Deposit Account Number: Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 3 (b) Debits made by ACH shall be subject to the operating rules of the National Automated Clearing House Association, as in effect from time to time. (c) The Borrower may terminate this direct debit arrangement at any time by sending written notice to the Bank at the address specified at the end of this Agreement. If the Borrower terminates this arrangement, then the principal amount outstanding under this Agreement will at the option of the Bank bear interest at a rate per annum which is 0.5 percentage point(s) higher than the rate of interest otherwise provided under this Agreement. 5. Banking Days. Unless otherwise provided in this Agreement, a banking day is a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close, or are in fact closed, in the state where the Bank's lending office is located, and, if such day relates to amounts bearing interest at an offshore rate (if any), means any such day on which dealings in dollar deposits are conducted among banks in the offshore dollar interbank market. All payments and disbursements which would be due or which are received on a day which is not a banking day will be due or applied, as applicable, on the next banking day. 6. Additional Costs. The Borrower will pay the Bank, on demand, for the Bank's costs or losses arising from any Change in Law which are allocated to this Agreement or any credit outstanding under this Agreement. The allocation will be made as determined by the Bank, using any reasonable method. The costs include, without limitation, the following:

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 4 (a) any reserve or deposit requirements (excluding any reserve requirement already reflected in the calculation of the interest rate in this Agreement); and (b) any capital requirements relating to the Bank's assets and commitments for credit. “Change in Law” means the occurrence, after the date of this Agreement, of the adoption or taking effect of any new or changed law, rule, regulation or treaty, or the issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that (x) the Dodd - Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued in connection with that Act, and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. 7. Interest Calculation. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a 360 - day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365 - day year is used. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. 8. Default Rate. Upon the occurrence of any default or after maturity or after judgment has been rendered on any obligation under this Agreement, all amounts outstanding under this Agreement, including any unpaid interest, fees, or costs, will at the option of the Bank bear interest at a rate which is 6.0 percentage point(s) higher than the rate of interest otherwise provided under this Agreement. This may result in compounding of interest. This will not constitute a waiver of any default. 5. CONDITIONS Before the Bank is required to extend any credit to the Borrower under this Agreement, it must receive any documents and other items it may reasonably require, in form and content acceptable to the Bank, including any items specifically listed below . 1. Authorizations. If the Borrower or any other Obligor is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such Obligor of this Agreement and any instrument or agreement required under this Agreement have been duly authorized. 2. Governing Documents. If required by the Bank, a copy of the Borrower's organizational documents. 3. Guaranties. Guaranties signed by John A. Rosatti and John A. Rosatti, Trustee of the Rosatti Family Trust dated August 27, 2001, as amended. 4. Security Agreements. Signed original security agreements covering the personal property collateral which the Bank requires. 5. Perfection and Evidence of Priority. Evidence that the security interests and liens in favor of the Bank are valid, enforceable, properly perfected in a manner acceptable to the Bank and prior to all others' rights and interests, except those the Bank consents to in writing. 6. Payment of Fees. Payment of all fees, expenses and other amounts due and owing to the Bank. If any fee is not paid in cash, the Bank may, in its discretion, treat the fee as a principal advance under this Agreement or deduct the fee from the loan proceeds. 7. Good Standing. Certificates of good standing for the Borrower from its state of formation and from any other state in which the Borrower is required to qualify to conduct its business. 8. Insurance. Evidence of insurance coverage, as required in the "Covenants" section of this Agreement.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 5 6. REPRESENTATIONS AND WARRANTIES When the Borrower signs this Agreement, and until the Bank is repaid in full, the Borrower makes the following representations and warranties. Each request for an extension of credit constitutes a renewal of these representations and warranties as of the date of the request: 1. Formation. If the Borrower is anything other than a natural person, it is duly formed and existing under the laws of the state or other jurisdiction where organized. 2. Authorization. This Agreement, and any instrument or agreement required under this Agreement, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers. 3. Good Standing. In each state or other jurisdiction in which the Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name (e.g. trade name or d/b/a) statutes. 4. Government Sanctions. (a) The Borrower represents that no Obligor, nor any affiliated entities of any Obligor, including in the case of any Obligor that is not a natural person, subsidiaries nor, to the knowledge of the Borrower, any owner, trustee, director, officer, employee, agent, affiliate or representative of the Borrower or any other Obligor is an individual or entity (“Person”) currently the subject of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Borrower or any other Obligor located, organized or resident in a country or territory that is the subject of Sanctions. (b) The Borrower represents and covenants that it will not, directly or indirectly, use the proceeds of the credit provided under this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. 5. Financial Information. All financial and other information that has been or will be supplied to the Bank is sufficiently complete to give the Bank accurate knowledge of the Borrower's (and any other Obligor's) financial condition, including all material contingent liabilities. Since the date of the most recent financial statement provided to the Bank, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrower (or any other Obligor). If the Borrower is comprised of the trustees of a trust, the above representations shall also pertain to the trustor(s) of the trust. 6. Lawsuits. There is no lawsuit, tax claim or other dispute pending or threatened against the Borrower or any other Obligor which, if lost, would impair the Borrower's or such Obligor’s financial condition or ability to repay its obligations as contemplated by this Agreement or any other agreement contemplated hereby, except as have been disclosed in writing to the Bank prior to the date of this Agreement. 7. Other Obligations. The Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to the Bank prior to the date of this Agreement. 8. Tax Matters. The Borrower has no knowledge of any pending assessments or adjustments of income tax for itself for any year and all taxes due have been paid, except as have been disclosed in writing to the Bank prior to the date of this Agreement. 9. Collateral. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others, except those which have been approved by the Bank in writing.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 6 10. No Event of Default. There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement and/or the Note. 11. Location of Pledgor. The principal residence of John A. Rosatti, Trustee of the Rosatti Family Trust dated August 27, 2001, as amended is located at 2270 Wilsee Rd., North Palm Beach, FL, 33410 - 2016. 12. No Plan Assets . The Borrower represents that, as of the date hereof and throughout the term of this Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA. 13. Enforceable Agreement. This Agreement is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and any instrument or agreement required under this Agreement, when executed and delivered, will be similarly legal, valid, binding and enforceable. 14. No Conflicts. This Agreement does not conflict with any law, agreement, or obligation by which the Borrower or any other Obligor is bound. 15. Permits, Franchises . The Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights, copyrights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged . 16. Insurance. The Borrower has obtained, and maintained in effect, the insurance coverage required in the "Covenants" section of this Agreement. 7. COVENANTS The Borrower agrees, so long as credit is available under this Agreement and until the Bank is repaid in full, the Borrower shall: 1. Use of Proceeds. (a) To use the proceeds of Facility No. 1 only for business expenses and working capital. (b) The proceeds of the credit extended under this Loan Agreement may not be used directly or indirectly to purchase or carry any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or extend credit to or invest in other parties for the purpose of purchasing or carrying any such "margin stock," or to reduce or retire any indebtedness incurred for such purpose. 2. Financial Information . To provide, or cause to be provided, promptly and in any event within 15 days after written request from the Bank, financial statements, tax returns, investment statements and other information in form and content acceptable to the Bank relating to the affairs of the Borrower or any other Obligor with respect to the loan as requested by the Bank in writing from time to time 3. Additional Negative Covenants. Not to, without the Bank's written consent: (a) Engage in any business activities substantially different from the Borrower's present business. (b) Liquidate or dissolve the Borrower's business. (c) Voluntarily suspend its business for more than zero (0) days in any three hundred sixty - five (365) day period. 7.4 Notices to Bank. To promptly notify the Bank in writing of:

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 7 (a) Any event of default under this Agreement, or any event which, with notice or lapse of time or both, would constitute an event of default. (b) Any change in any Obligor’s name, legal structure, principal residence, or name on any driver’s license or special identification card issued by any state (for an individual), state of registration (for a registered entity), place of business, or chief executive office if the Obligor has more than one place of business. (c) Any lawsuit in which the claim for damages exceeds Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) against the Borrower or any other Obligor. (d) Any substantial dispute between any governmental authority and the Borrower or any other Obligor. 7.5 Insurance. (a) General Business Insurance . To maintain insurance satisfactory to the Bank as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any of the Obligor's properties, business interruption insurance, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for such Obligor's business. Each policy shall include a cancellation clause in favor of the Bank. (b) Evidence of Insurance . Upon the request of the Bank, to deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force. 6. Compliance with Laws. To comply with the requirements of all laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to cause a material adverse change in any Obligor's business condition (financial or otherwise), operations or properties, or ability to repay the credit, or, in the case of the Controlled Substances Act, result in the forfeiture of any material property of any Obligor. 7. Books and Records. To maintain adequate books and records, including complete and accurate records regarding all Collateral. 8. Audits. To allow the Bank and its agents to inspect the Borrower's properties and examine, audit, and make copies of books and records at any time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records. 9. Perfection of Liens. To help the Bank perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens. 10. Cooperation. To take any action reasonably requested by the Bank to carry out the intent of this Agreement. 11. No Consumer Purpose. Not to use this loan for personal, family, or household purposes. The Bank may provide the Borrower (or any other Obligor) with certain disclosures intended for loans made for personal, family, or household purposes. The fact that the Bank elects to make such disclosures shall not be deemed a determination by the Bank that the loan will be used for such purposes. 8. DEFAULT AND REMEDIES If any of the following events of default occurs, the Bank may do one or more of the following without prior notice except as required by law or expressly agreed in writing by Bank: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the Borrower to repay its entire debt immediately. If an event which, with notice or the passage of time, will constitute an event of default has occurred and is continuing, the Bank has no obligation to make advances or extend additional credit under this Agreement. In addition, if any event of default occurs, the Bank shall have all rights, powers and remedies available under any instruments and agreements required by or

9. ENFORCING THIS AGREEMENT; MISCELLANEOUS Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 8 executed in connection with this Agreement, as well as all rights and remedies available at law or in equity. If an event of default occurs under the paragraph entitled “Bankruptcy/Receivers,” below with respect to any Obligor, then the entire debt outstanding under this Agreement will automatically be due immediately. 1. Failure to Pay. The Borrower fails to make a payment under this Agreement and/or the Note when due. 2. Other Bank Agreements. Any default occurs under any Note, guaranty, subordination agreement, security agreement, deed of trust, mortgage, or other document required by or delivered in connection with this Agreement or any such document is no longer in effect, or any Obligor purports to revoke or disavow the guaranty or other collateral agreement; or any representation or warranty made by any Obligor is false when made or deemed to be made; or any default occurs under any other agreement any Obligor or any of the Borrower's related entities or affiliates has with the Bank or any affiliate of the Bank. 3. Cross - default. Any default occurs under any agreement in connection with any credit any Obligor has obtained from anyone else or which any Obligor has guaranteed. 4. False Information. The Borrower or any other Obligor has given the Bank false or misleading information or representations. 5. Bankruptcy/Receivers . Any Obligor or any general partner of any Obligor files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties, or any Obligor, or any general partner of any Obligor makes a general assignment for the benefit of creditors ; or a receiver or similar official is appointed for a substantial portion of any Obligor's business ; or the business is terminated, or such Obligor is liquidated or dissolved . 6. Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Agreement (or any guaranty). 7. Judgments . Any judgments or arbitration awards are entered against any Obligor in an aggregate amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) or more. Materiality will be determined in the Bank’s sole discretion. 8. Death. If any Obligor is a natural person, such Obligor dies or becomes legally incompetent; if any Obligor is a trust, a trustor dies or becomes legally incompetent; if any Obligor is a partnership, any general partner dies or becomes legally incompetent. 9. Material Adverse Change. A material adverse change occurs, or is reasonably likely to occur, in any Obligor's business condition (financial or otherwise), operations or properties, or ability to repay its obligations as contemplated hereunder or under any document executed in connection with this Agreement. 10. Government Action. Any government authority takes action that the Bank believes materially adversely affects any Obligor's financial condition or ability to repay. 11. Covenants. Any default in the performance of or compliance with any obligation, agreement or other provision contained in this Agreement (other than those specifically described as an event of default in this Article). 12. Forfeiture. A judicial or nonjudicial forfeiture or seizure proceeding is commenced by a government authority and remains pending with respect to any property of Borrower or any part thereof, on the grounds that the property or any part thereof had been used to commit or facilitate the commission of a criminal offense by any person, including any tenant, pursuant to any law, including under the Controlled Substances Act or the Civil Asset Forfeiture Reform Act, regardless of whether or not the property shall become subject to forfeiture or seizure in connection therewith. 13. Borrowing Base. If any of the credit covered by this Agreement is subject to an agreement to maintain a borrowing base, the terms of such agreement are breached and the Borrower fails to cure such breach by the expiration of any applicable cure period.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 9 1. Accounting Principles and Financial Computations. Except as otherwise stated in this Agreement, all financial information provided to the Bank and computation of all financial covenants will be made in accordance with accounting principles applied consistently with those applied in the preparation of the financial statements provided to the Bank prior to the date of this Agreement. 2. Governing Law. Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of Florida (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law. 3. Venue and Jurisdiction. The Borrower agrees that any action or suit against the Bank arising out of or relating to this Agreement shall be filed in federal court or state court located in the Governing Law State. The Borrower agrees that the Bank shall not be deemed to have waived its rights to enforce this section by filing an action or suit against the Borrower or any Obligor in a venue outside of the Governing Law State. If the Bank does commence an action or suit arising out of or relating to this Agreement, the Borrower agrees that the case may be filed in federal court or state court in the Governing Law State. The Bank reserves the right to commence an action or suit in any other jurisdiction where any Borrower, any other Obligor, or any Collateral has any presence or is located. The Borrower consents to personal jurisdiction and venue in such forum selected by the Bank and waives any right to contest jurisdiction and venue and the convenience of any such forum. The provisions of this section are material inducements to the Bank’s acceptance of this Agreement. 4. Successors and Assigns. This Agreement is binding on the Borrower's and the Bank's successors and assignees. The Borrower agrees that it may not assign this Agreement without the Bank's prior consent. The Bank may sell participations in or assign this loan and the related loan documents, and may exchange information about the Borrower and any other Obligor (including, without limitation, any information regarding any hazardous substances) with actual or potential participants or assignees. If a participation is sold or the loan is assigned, the purchaser will have the right of set - off against the Borrower. 5. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE. 6. Waiver of Class Actions. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Bank of America, N.A., its subsidiaries and affiliates, on the one hand, and the other parties to this Agreement, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM. 7. Severability; Waivers. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Bank retains all rights, even if it makes a loan after default. If the Bank waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing. 8. Expenses.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 10 (a) The Borrower shall pay to the Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by the Bank in connection with (i) the negotiation and preparation of this Agreement and any related agreements, the Bank's continued administration of this Agreement and such related agreements, and the preparation of any amendments and waivers related to this Agreement or such related agreements, (ii) filing, recording and search fees, appraisal fees, field examination fees, title report fees, and documentation fees with respect to any collateral and books and records of the Borrower or any other Obligor , (iii) the Bank's costs or losses arising from any changes in law which are allocated to this Agreement or any credit outstanding under this Agreement, and (iv) costs or expenses required to be paid by the Borrower or any other Obligor that are paid, incurred or advanced by the Bank. (b) The Borrower will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (i) this Agreement, the Note or any document required hereunder, (ii) any credit extended or committed by the Bank to the Borrower hereunder and under the Note, and (iii) any litigation or proceeding related to or arising out of this Agreement, the Note, any such document, or any such credit, including, without limitation, any act resulting from the Bank complying with instructions the Bank reasonably believes are made by any Authorized Individual. This paragraph will survive this Agreement's termination, and will benefit the Bank and its officers, employees, and agents. (c) The Borrower shall reimburse the Bank for any reasonable costs and attorneys' fees incurred by the Bank in connection with (a) the enforcement or preservation of the Bank's rights and remedies and/or the collection of any obligations of the Borrower which become due to the Bank and in connection with any "workout" or restructuring, and (b) the prosecution or defense of any action in any way related to this Agreement including but not limited to the Note, the credit provided hereunder or any related agreements, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by the Bank or any other person) relating to the Borrower or any other person or entity. 9. Individual Liability. If the Borrower is a natural person, the Bank may proceed against the Borrower's business and non - business property in enforcing this Agreement, the Note and other agreements relating to this loan. If the Borrower is a partnership, the Bank may proceed against the business and non - business property of each general partner of the Borrower in enforcing this Agreement, the Note and other agreements relating to this loan. 10. Set - Off . Upon and after the occurrence of an event of default under this Agreement, (a) the Borrower hereby authorizes the Bank at any time without notice and whether or not the Bank shall have declared any amount owing by the Borrower to be due and payable, to set off against, and to apply to the payment of, the Borrower’s indebtedness and obligations to the Bank under this Agreement and all related agreements, whether matured or unmatured, fixed or contingent, liquidated or unliquidated, any and all amounts owing by the Bank to the Borrower, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced, and (b) pending any such action, to hold such amounts as collateral to secure such indebtedness and obligations of the Borrower to the Bank and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as the Bank, in its sole discretion, may elect. The Borrower hereby grants to the Bank a security interest in all deposits and accounts maintained with the Bank to secure the payment of all such indebtedness and obligations of the Borrower to the Bank. 11. One Agreement. This Agreement, the Note and any related security or other agreements required by this Agreement constitute the entire agreement between the Borrower and the Bank with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail. 12. Notices. Unless otherwise provided in this Agreement or in another agreement between the Bank and the Borrower, all notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Agreement, or sent by facsimile to the fax

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 11 number(s) listed on the signature page, or to such other addresses as the Bank and the Borrower may specify from time to time in writing. Notices and other communications shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, (ii) if telecopied, when transmitted, or (iii) if hand - delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered. 13. Headings. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement. 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement (or of any agreement or document required by this Agreement and any amendment to this Agreement) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Agreement; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by the Bank. 15. Borrower Information; Reporting to Credit Bureaus; Relation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Borrower authorizes the Bank at any time to verify or check any information given by the Borrower to the Bank, check the Borrower’s credit references, verify employment, and obtain credit reports and other credit bureau information from time to time in connection with the administration, servicing and collection of the loans under this Agreement. The Borrower agrees that the Bank shall have the right at all times to disclose and report to credit reporting agencies and credit rating agencies such information pertaining to the Borrower and all other Obligors as is consistent with the Bank's policies and practices from time to time in effect. The Borrower further acknowledges that this transaction has been referred to the Bank by a financial advisor or other employee of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Borrower and each other Obligor has consented to the sharing of information regarding such loan parties between the Bank and MLPF&S, as well as their respective subsidiaries and affiliates, for the purposes of underwriting, administering or collecting the loans hereunder and the ongoing credit relationship with such Obligors. The Borrower acknowledges that MLPF&S may provide compensation to MLPF&S financial advisors and employees in connection with this Agreement which may be based in part on the aggregate amount of the credit extended and the fees and interest rate spreads thereon. 16. Document Receipt Cut - Off Date. Unless this Agreement and any documents required by this Agreement have been signed and returned to the Bank within 60 days after the date of this Agreement (the “Document Receipt Cut - Off Date”), the Bank shall have the right to notify the Borrower in writing that the Bank’s commitment to extend credit under this Agreement has expired. If the executed Agreement and accompanying loan documents are received after the Document Receipt Cut - Off Date, the Bank shall have a reasonable period of time after receipt of the executed Agreement and accompanying loan documents to provide such notice. 17. Amendments. This Agreement may be amended or modified only in writing signed by each party hereto. 18. Limitation of Interest and Other Charges. Notwithstanding any other provision contained in this Agreement, the Bank does not intend to charge and the Borrower shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Any payment in excess of such maximum shall be refunded to the Borrower or credited against principal, at the option of the Bank. It is the express intent hereof that the Borrower not pay and the Bank not receive, directly or indirectly, interest in excess of that which may be lawfully paid under applicable law including the usury laws in force in the state of Florida.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 12 This Agreement is executed as of the date stated at the top of the first page. Bank of America, N.A. By: Oralia Rojas, Director Borrower: BurgerFi International, LLC By: Corey Winograd, Manager Address where notices to BurgerFi International, LLC are to be sent: Address where notices to the Bank are to be sent: 105 US Highway One North Palm Beach, FL 33408 - 5401 Doc Retention Center NC1 - 001 - 05 - 13 One Independence Center 101 North Tryon St Charlotte, NC 28255 - 0001 Federal law requires Bank of America, N.A. (the “Bank”) to provide the following notice. The notice is not part of the foregoing agreement or instrument and may not be altered. Please read the notice carefully. (1) USA PATRIOT ACT NOTICE Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or obtains a loan. The Bank will ask for the Borrower’s legal name, address, tax ID number or social security number and other identifying information. The Bank may also ask for additional information or documentation or take other actions reasonably necessary to verify the identity of the Borrower, guarantors or other related persons.

Ref #: 1002831641 : - BurgerFi International, LLC Standard Credit Agreement 13 SCHEDULE A FEES (a) Waiver Fee . If the Bank, at its discretion, agrees to waive or amend any terms of this Agreement, the Borrower will, at the Bank's option, pay the Bank a fee for each waiver or amendment in an amount advised by the Bank at the time the Borrower requests the waiver or amendment. Nothing in this paragraph shall imply that the Bank is obligated to agree to any waiver or amendment requested by the Borrower. The Bank may impose additional requirements as a condition to any waiver or amendment. (b) Late Fee . To the extent permitted by law, the Borrower agrees to pay a late fee in an amount not to exceed four percent (4%) of any payment that is more than fifteen (15) days late. The imposition and payment of a late fee shall not constitute a waiver of the Bank’s rights with respect to the default. (c) Returned Payment Fee . The Bank, in its discretion, may collect from the Borrower a returned payment fee each time a payment is returned or if there are insufficient funds in the designated account when a payment is attempted through automatic payment.